SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

NEXELL THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19153	06-1192468

(Commission File Number)	(I.R.S. Employer Identification No.)

9 Parker, Irvine, California	92618-1605

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 470-9011

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Included as Exhibit 99.1 is a press release entitled “Nexell Therapeutics Files Certificate of Dissolution” issued by Nexell Therapeutics Inc. on December 18, 2002.

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

Exhibit No
99.1	Press release of Nexell Therapeutics Inc. dated December 18, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXELL THERAPEUTICS INC.

Date: December 18, 2002	By: /s/ Victor W. Schmitt

Victor W. Schmitt
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No

99.1	Press release of Nexell Therapeutics Inc. dated December 18, 2002	Filed herewith.